SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]
Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

_X_  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
___  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                          Datalink Systems Corporation
                (Name of Registrant as Specified in Its Charter)

                          Datalink Systems Corporation
                   (Name of Person(s) Filing Proxy Statement)
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                                                    PRELIMINARY COPY

                         DATALINK SYSTEMS CORPORATION
                       1735 Technology Drive, Suite 790
                          San Jose, California  95110
                                (408) 367-1700

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 1999

TO THE SHAREHOLDERS OF DATALINK SYSTEMS CORPORATION:

     NOTICE HEREBY IS GIVEN that the Special Meeting of Shareholders of Datalink Systems Corporation, a Nevada corporation (the "Company"), will be held on Tuesday, June 22, 1999, at the Company's offices at 1735 Technology Drive, Suite 790, San Jose, California 95110, at 10:00 a.m., Pacific Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1. The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 8,000,000 to 50,000,000 shares.

     2. The approval of an amendment to the Company's Employee Stock Option Plan to increase the number of shares of Common Stock issuable upon the exercise of options granted under the Plan from 500,000 shares to 1,000,000 shares.

     3. The approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Datalink.net, Inc."

     4. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the $.01 par value Common Stock and Series A Convertible Preferred Stock of the Company of record at the close of business on May 19, 1999, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     All shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        ANTHONY N. LAPINE, PRESIDENT
San Jose, California
May 19, 1999


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                         DATALINK SYSTEMS CORPORATION
                       1735 Technology Drive, Suite 790
                          San Jose, California  95110
                                (408) 367-1700

                          ------------------------------
                                 PROXY STATEMENT
                          ------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 22, 1999

                               GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Datalink Systems Corporation, a Nevada corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held on Tuesday, June 22, 1999, at the Company's offices at 1735 Technology Drive, Suite 790, San Jose, California 95110, at 10:00 a.m., Pacific Time, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about May 25, 1999.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

                       SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's $.01 par value Common Stock and Series A Convertible Preferred Stock. Each share of Common Stock entitles the holder to one (1) vote and each share of Series A Convertible Preferred Stock is entitled to one (1) vote. The Common Stock and Series A Preferred Stock vote together as a single class. Only shareholders of record at the close of business on May 19, 1999, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On May 19, 1999, the Company had 2,441,327 shares of $.01 par value Common Stock and 2,337,753 shares of Series A Convertible Preferred Stock outstanding.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares entitled to vote owned beneficially, as of May 19, 1999, by any person, who is known to the Company to be the beneficial owner of 5% or more of the Company's

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Common and Preferred Stock considered as a single class, and, in addition, by each Director of the Company and by all Directors and Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

                                     AMOUNT AND
  NAME AND ADDRESS                 NATURE OF BENE-          PERCENT
OF BENEFICIAL OWNERS               FICIAL OWNERSHIP         OF CLASS
--------------------               ----------------         --------

Anthony N. LaPine                        915,000 (1)            17.5%
1735 Technology Drive, Suite 790
San Jose, California  95110-1333

Orbis Pension Trustees Ltd.             399,960 (2)             8.2%
One Connaught Place
London, England W11DY

J.F. Shea Co. Inc. as Nominee           399,990 (3)             8.2%
  1997-60
Edmund H. Shea Jr. VP
655 Brea Canyon Road
Walnut, CA 91789

Commonwealth Associates                 887,051 (4)            16.4%
830 Third Avenue
New York, NY  10022

Frederick M. Hoar                        10,000 (6)               *
555 Twin Dolphin Drive, Suite 650
Redwood City, CA  94065

David Ladd                               10,000 (6)               *
2800 Sand Hill Road
Menlo Park, CA  94025

Charles K. Dargan II                     10,000 (6)               *
515 S. Figueroa Street, 11th Fl.
Los Angeles, CA  90071

Robert L. Priddy                        391,000 (7)             8.1%
3435 Kingsboro Road, Apt. 1601
Atlanta, GA  30326

Peter A. Allard                         314,917 (8)             6.6%
Seawatch, The Garden
St. James, Barbados
British West Indies

Mitchell H. Cohen                        350,000                 7.3%
26 Simmons Lane
Greenwich, CT  06830

All Directors and Executive           1,456,000 (9)            26.8%
Officers as a Group (9 Persons)
___________________

* Less than one percent.



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(1)  Includes 200,000 shares owned directly by Mr. LaPine; 280,000 shares of
Series A Convertible Preferred Stock; 70,000 shares of Common Stock underlying currently exercisable options held by Mr. LaPine; 25,000 shares of Common Stock underlying currently exercisable options held by Mr. LaPine's wife, Pamela LaPine; and 340,000 shares of Common Stock underlying warrants held by Mr. LaPine.

(2) Includes 266,640 shares of Series A Convertible Preferred Stock; and 133,320 shares of Common Stock underlying warrants.

(3) Includes 266,660 shares of Series A Convertible Preferred Stock; and 133,330 shares of Common Stock underlying warrants.

(4) Represents 242,000 shares of Common Stock held by Commonwealth Associates; 10,000 shares of Series A Convertible Preferred Stock held by Commonwealth Associates; 434, 284 shares underlying warrants held by Commonwealth Associates; and 200,767 shares of Common Stock underlying warrants held by Michael S. Falk, the Chairman and controlling equity owner of Commonwealth Associates.

(5) Includes 10,000 shares of Common Stock underlying currently exercisable options; 17,760 shares of Series A Convertible Preferred Stock; and 18,880 shares of Common Stock underlying warrants.

(6) Represents shares of Common Stock underlying currently exercisable options.

(7) Represents 231,000 shares of Common Stock; 100,000 shares of Series A Convertible Preferred Stock; 50,000 shares of Common Stock underlying Warrants; and 10,000 shares underlying currently exercisable options.

(8) Includes 214,917 shares of Common Stock held directly by Mr. Allard and 100,000 shares of Common Stock underlying currently exercisable warrants.

(9) Includes the shares listed above as beneficially owned by Messrs. LaPine, Hoar, Ladd and Priddy, and 120,000 shares of Common Stock underlying options held by other executive officers.

     There are no known agreements, the operation of which may at a subsequent date result in a change in control of the Company.

                     INCREASE IN AUTHORIZED COMMON STOCK

     The Company's Board of Directors has approved, subject to the approval of the Company's shareholders, an amendment to the Company's Articles of Incorporation which would increase the number of shares of Common Stock which the Company may issue from 8,000,000 shares to 50,000,000 shares.

     The Board of Directors believes that it is necessary to increase the number of authorized shares of Common Stock in order for the Company to have sufficient shares available to meet its needs for current obligations under outstanding preferred stock, options and warrants, and to be available for other corporate purposes such as raising additional capital, possible acquisitions, stock dividends, and other purposes for which the Board of Directors deems advisable to issue additional shares. As of May 6, 1999, the Company had 2,441,327 shares of Common Stock outstanding, and 5,377,802 shares of Common Stock reserved for issuance upon the conversion or exercise of outstanding preferred stock, warrants and options.




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     Assuming that this proposed amendment is approved (not giving effect to the proposed increase in the number of shares reserved under the 1996 Stock Option Plan), the Company would have approximately 42,180,871 shares of Common Stock authorized, unissued and unreserved, which the Board of Directors would be able to authorize for issuance for any corporate purposes, at any time, without obtaining further authorization from the holders of the Company's Common Stock, unless such authorization is required by applicable law, regulation or the rules of any stock exchange on which shares of the Company's Common Stock may then be listed. No specific use of the additional shares is presently contemplated, although the Company has had additional financing proposals under consideration from time to time. Holders of shares of Common Stock of the Company have no preemptive rights in connection with the issuance of additional shares of Common Stock.

     The affirmative vote of a majority of the outstanding shares of the Company's Common and Preferred Stock, voting as a single class, will be required to approve the proposed amendment to the Articles of Incorporation increasing the authorized Common Stock.

     The Board of Directors recommends a vote FOR the proposed amendment to the Articles of Incorporation.

                   AMENDMENT TO THE 1996 STOCK OPTION PLAN

DESCRIPTION OF THE PLAN

     On June 10, 1996, the Company's Board of Directors approved the establishment of a Stock Option Plan (the "1996 Plan") and the Company's shareholders approved the 1996 Plan on or about June 14, 1996. The Board of Directors believes that the 1996 Plan advances the interests of the Company by encouraging and providing for the acquisition of an equity interest in the success of the Company by employees, officers, directors and consultants, and by providing additional incentives and motivation toward superior Company performance. The Board believes the 1996 Plan enables the Company to attract and retain the services of key employees, officers, directors and consultants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

     The 1996 Plan allows the Board to grant stock options from time to time to employees, officers and directors of the Company and consultants to the Company. The Board has the power to determine at the time the option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. However, Incentive Stock Options may only be granted to persons who are employees of the Company. Vesting provisions are determined by the Board at the time options are granted. Prior to the proposed amendment, the total number of shares of Common Stock subject to options under the 1996 Plan may not exceed 500,000, subject to adjustment in the event of certain recapitalization, reorganization and similar transactions.

     The Board of Directors may amend the 1996 Plan at any time, provided that the Board of Directors may not amend the 1996 Plan to materially increase the benefits accruing to Participants under the 1996 Plan, or materially change the eligible class of employees without shareholder approval.




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AMENDMENT

     On March 31, 1999, the Board of Directors voted, subject to shareholder approval, to increase the number of shares of Common Stock subject to options under the 1996 Plan from 500,000 to 1,000,000. The Board of Directors believes that the proposed increase is necessary in order for the Company to have sufficient flexibility to provide the amounts and types of incentives to its officers, employees, directors and consultants which are deemed necessary to encourage the Company's success.

     As of May 1, 1999, stock options to purchase up to 439,764 shares of Common Stock are outstanding under the 1996 Plan, and options to purchase 24,264 shares of Common Stock have been exercised.

VOTE REQUIRED; BOARD RECOMMENDATION

     Approval of the amendment to the 1996 Plan requires the affirmative vote of a majority of the shares of Common and Preferred Stock voting as a single class represented at the meeting. The Board of Directors recommends a vote FOR approval of the amendment to the 1996 Plan.

                            AMENDMENT TO ARTICLES OF
                      INCORPORATION CONCERNING NAME CHANGE

     The Board of Directors has approved an amendment to the Articles of Incorporation to change the name of the Company to "Datalink.net, Inc." The new name is being proposed to better reflect the Company's strategy to emphasize its electronic-commerce capabilities. All of the Company's products are closely related to the Internet, and the new name emphasizes this relationship. Beginning in January 1999, the Company began doing business under the "Datalink.net" name and its trading symbol on the OTC Bulletin Board was changed to "NETD".

     An affirmative vote of a majority of the outstanding shares of Common and Preferred Stock, voting as a single class, will be required to approve the proposed amendment to the Company's Articles of Incorporation. The Board of Directors recommends a vote FOR the proposed amendment.

                                OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as et forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

                   DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                 FOR THE ANNUAL MEETING TO BE HELD IN DECEMBER 1999

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in December 1999 must be received at the offices of the Company, 1735 Technology Drive, Suite 790, San Jose, California 95110, no later than July 9, 1999, in order to be included in the Company's proxy statement and proxy relating to that meeting.




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     Shareholders intending to bring any business before the Annual Meeting of
Shareholders to be held in December 1999 that is not to be included in the Company's proxy statement and proxy related to that meeting must notify the Company, in writing, prior to September 25, 1999, of the business to be presented. Any such notices received after said date will be considered untimely under Rule 14a(c)(1) under the Securities Exchange Act of 1934, as amended.

                                       ANTHONY N. LAPINE, PRESIDENT
San Jose, California
May 19, 1999





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
                                                     PRELIMINARY COPY

P R O X Y

                          DATALINK SYSTEMS CORPORATION

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Anthony N. LaPine with the power to appoint a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Datalink Systems Corporation held of record by the undersigned on May 19, 1999, at the Special Meeting of Shareholders to be held on June 22, 1999, or any adjournment thereof.

     1. The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 8,000,000 to 50,000,000 shares.

            [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     2. The approval of an amendment to the Company's Employee Stock Option Plan to increase the number of shares of Common Stock issuable upon the exercise of options granted under the Plan from 500,000 shares to 1,000,000 shares.

            [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     3. The approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Datalink.net, Inc."

            [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     4. To transact such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2 AND 3.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DATALINK SYSTEMS CORPORATION PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.



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     The undersigned hereby acknowledges receipt of the Notice of Special
Meeting of Shareholders and Proxy Statement.


Dated  _____________, 1999.
                                      _____________________________________


                                      _____________________________________
                                      Signature(s) of Shareholder(s)


Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.